UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 16, 2015

Dillard’s, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On November 16, 2015, the registrant issued a press release announcing results for the 13 and 39 weeks ended October 31, 2015. A copy of the press release is furnished as Exhibit 99.
Item 9.01        Financial Statements and Exhibits

99	Press Release dated November 16, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD'S, INC.

DATED:	November 16, 2015	By:	/s/ Phillip R. Watts
		Name:	Phillip R. Watts
		Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

		By:	/s/ Chris B. Johnson
		Name:	Chris B. Johnson
		Title:	Senior Vice President and Co-Principal Financial Officer

EXHIBIT INDEX
Exhibit No.        Description

99	Press Release dated November 16, 2015